UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2005

Rotech Healthcare Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50940	030408870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of Principal Executive Offices) (Zip Code)

(407) 822-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 23, 2005, William W. Abbott advised the Board of Directors of Rotech Healthcare Inc. (the “Company”) that he has decided to retire from the Board effective as of August 24, 2005. In addition, on August 23, 2005, Guy P. Sansone advised the Board of Directors of the Company that he has decided to resign from the Board, effective as of the date of the Company’s 2005 annual meeting of stockholders (the “Annual Meeting”), which is scheduled to be held on September 27, 2005, in order to focus all of his attention on other professional pursuits. Accordingly, neither Mr. Abbott nor Mr. Sansone will stand for reelection at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: August 29, 2005	By:	/s/ Barry E. Stewart
Barry E. Stewart
Chief Financial Officer

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